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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                February 20, 1998


                      BANC ONE AUTO GRANTOR TRUST 1997-B
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  United States
                   -------------------------------------------
                  (State or other jurisdiction of organization)


               333-38681                              75-2270994
        ----------------------          ---------------------------------------
       (Commission File Number)         (IRS Emploloyer Indentification Number)


     c/o Bank One, Texas, N.A., as Servicer, Attn: John Jaeger,
              150 East Campus View, Columbus, Ohio                     43235
     ----------------------------------------------------------      ---------
               (Address of principal executive offices)             (Zip Code)

                                 (614) 248-3718
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               Registrant's telephone number, including area code

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Item 5.  Other Events

         On February 20, 1998, Banc One Auto Grantor Trust 1997-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

         This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from January 20, 1998 through February 19, 1998 and for the Collection Period from January 1, 1998 through January
         31, 1998.

Item 7.  Exhibits

         See page 4 for Exhibit Index.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BANC ONE AUTO GRANTOR TRUST 1997-B

                                  By: Bank One, Texas, N.A., as Servicer
                                       on  behalf of the Trust


                                  By:            /s/ John Jaeger
                                         ----------------------------------
                                  Name:  John Jaeger
                                  Title: Assistant Vice President





Dated: February 16, 1988

EXHIBIT INDEX


Exhibit      Description                                              Page
-------      -----------                                              ----

99.1         Monthly Statement and Additional Information............ 5-13